UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2019

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

100 Challenger Road, Suite 830

Ridgefield Park, NJ 07660

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On May 4, 2019, pursuant to an Acquisition Agreement, Anvia Holdings Corporation (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd, acquired all of the issued and outstanding capital stock of XSEED PTY LTD, an Australian corporation (“XSEED”), incorporated under the Australian Securities & Investment Commission and is an Australian Registered Training Organization (RTO No. 21402) approved by the Australian Skills Quality Authority (“ASQA”).

The company is involved in the provision of vocational education training (“VET”) and offers courses that are for the Automotive and Hairdressing industries. Automotive courses are delivered under the registered business name Next Gear while hairdressing training courses are delivered under the registered business name Hair Assembly.

The Company had approximately 521 students course commencements for the year ended 30 June 2018 and currently has 536 active students and a further 34 students in the process of registering / enrolling.

The Business holds a funding contract with the Victoria Government pursuant to the Skills First Program which is valid until 31 December 2019.

The Business’ Head Office is located in the Melbourne Central Business District and employs 21 employees & contractors.

For additional information, please visit: www.hairassembly.edu.au and www.nextgear.edu.au .

The purchase price paid by the Company was $500,000 in cash.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. Hereinafter

The financial statements required by this Item are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this Item is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits

Exhibit No.	DESCRIPTION
99.1	Audited financial statements of XSEEED PTY. LTD., as of and for the years ended December 31, 2018 and 2017.
99.2	Unaudited financial statements of XSEEED PTY. LTD., as of and for the three months ended March 31, 2019 and 2018.
99.3	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Date: August 12, 2019	By:	/s/ Ali Kasa
Ali Kasa
President